Exhibit 32.1

Certification of the Company’s Chief Executive Officer and Chief Financial Officer Pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350)

Pursuant to 18 U.S.C. § 1350, the undersigned officers of KiOR, Inc. (the “Company”), hereby certify that the Company’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2014 (the “Report”), fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Fred Cannon
Fred Cannon
Chief Executive Officer
(Principal Executive Officer)

August 11, 2014

/s/ Christopher A. Artzer
Christopher A. Artzer
President and Interim Chief Financial Officer
(Principal Financial Officer)

August 11, 2014